Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
Exhibit 10.1

Execution Version
AMENDMENT NO. 11 TO
DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
This Amendment No. 11 to Development and Commercialization Agreement (this “Amendment No. 11”) is effective as of September 11, 2026, (the “Amendment No. 11 Effective Date”) and is entered into by and between SAMSUNG BIOEPIS CO., LTD., a corporation organized and existing under the laws of the Republic of Korea with a place of business at 76, Songdogyoyuk-ro, Yeonsu-gu, Incheon, 21987, Republic of Korea (hereinafter referred to as “Samsung”) and ORGANON LLC, a limited liability company organized and existing under the laws of the State of Delaware, USA, with a place of business at 30 Hudson Street, Jersey City, NJ 07302 (hereinafter referred to as “Organon”).
Samsung and Organon are hereinafter referred to jointly as the “Parties” and individually as a “Party”.
RECITALS
WHEREAS
(i)    On February 18, 2013, Samsung and Merck Sharp & Dohme Corporation (“Merck”) executed the Development and Commercialization Agreement, as amended on July 21, 2014, July 11, 2017, October 1, 2017, September 1, 2018, October 15, 2018, December 19, 2018, May 15, 2020, May 22, 2026, May 26, 2026, and June 2, 2026 (“DCA” or “Agreement”), for the purpose of, among other things, granting Merck an exclusive license (even as to Samsung) to Commercialize any and all Compounds and Products in the Territory.
(ii)    Pursuant to Amendment No. 7 to Development and Commercialization Agreement effective May 15, 2020, Merck assigned all of its rights and obligations under the DCA to Organon.
(iii)    The Parties now wish to amend the DCA to include additional dosage forms of SB17 Product in Canada.
NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
[* * *]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.]

Amendment No. 11 to Development and Commercialization Agreement

CONFIDENTIAL

I.DEFINITIONS
The Parties agree that capitalized terms used but not otherwise defined in this Amendment No. 11 shall have the meanings ascribed thereto in the DCA.
II.AMENDMENT
2.1In Section 6.3.3(a), the following Primary-Packaged Presentations are added:
(xvii) [* * *];
(xviii) [* * *]; and
(xix) [* * *].
2.2Schedule 1.41A (Product Criteria) attached to the DCA is deleted in its entirety and replaced with new Schedule 1.41A (Product Criteria) attached to this Amendment No. 11.
2.3Schedule 1.54A (Net Sales Share Mechanism for Canada) attached to the DCA is deleted in its entirety and replaced with new Schedule 1.54A (Net Sales Share Mechanism for Canada) attached to this Amendment No. 11.
III.MISCELLANEOUS
3.1In the event a Party is required to file a copy of this Amendment No. 11 with a Regulatory Authority or any other governmental authority or agency, (i) such Party shall redact commercially sensitive information from such copy to the extent permitted under applicable law and (ii) such Party shall provide the other Party with an advance draft of the redacted form of this Amendment No. 11 that the disclosing Party proposes to file, with not less than ten (10) Business Days for review, and shall incorporate the non-disclosing Party’s comments to the extent additional or other redactions requested by the non-disclosing Party are permitted, and may reasonably be afforded confidential treatment, under applicable law and such authority or agency’s then-current practice.
3.2Sections 11.4, 11.6, 11.7, 11.9, and 11.11 through 11.17 of the Agreement shall apply to this Amendment No. 11, mutatis mutandis.
2
[* * *]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.]

Amendment No. 11 to Development and Commercialization Agreement

CONFIDENTIAL

3.3The Agreement, as amended by this Amendment No. 11, together with the Schedules to the Agreement and any other agreements executed by authorized representatives of the Parties that make reference to the Agreement, contains the entire understanding of the Parties with respect to the Compounds and Products. Any other express or implied agreements, understandings, negotiations, writings and commitments, either oral or written, with respect to the subject matter of the Agreement are superseded by the terms of the Agreement as amended by this Amendment No. 11.
[Signatures on the Following Page]
3
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Amendment No. 11 to Development and Commercialization Agreement

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Amendment No. 11 to be executed by their duly authorized representatives as of the Amendment No. 11 Effective Date.

ORGANON LLC                SAMSUNG BIOEPIS CO., LTD.
By: /s/ Matthew Walsh            By: /s/ Linda Y MacDonald
Name:     Matthew M. Walsh     Name: Linda Y MacDonald
Title: Chief Financial Officer         Title: EVP, Global Head of Commercial
Date: September 14, 2026          Date: September 11, 2026

SCHEDULE 1.41A

[* * *]

[* * *]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.]

Schedule 1.54A

[* * *]
[* * *]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.]